UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2010

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(802) 244-5621

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2010, Green Mountain Coffee Roasters, Inc., a Delaware corporation (“Green Mountain” or the “Company”), and Luigi Lavazza S.p.A., an Italian corporation (“Lavazza”), entered into a Common Stock Purchase Agreement (the “SPA”). Pursuant to the terms of the SPA, Lavazza has agreed to make a $250,000,000 investment (the “Investment”) in Green Mountain’s common stock, par value $0.10 per share (“Common Stock”), at a purchase price per share equal to the volume-weighted average price of the Common Stock for the 60 trading days before the closing of the Investment, less 7.5% (the “Shares”). The SPA contains a five-and-one-half-year standstill period (the “Standstill Period”), during which Lavazza will be prohibited from increasing its ownership of Common Stock or making any proposals or announcements relating to extraordinary Company transactions. The standstill is subject to certain exceptions after a one-year period, including Lavazza’s right to purchase additional shares up to 15% of the Company’s outstanding shares (the “Additional Shares”).

The SPA provides for certain additional rights and obligations of the parties, including for Lavazza’s right to a board observer and, commencing on the first anniversary of closing and subject to certain conditions, a board nominee; voting provisions, whereby Lavazza will be obligated, during the Standstill Period, to vote all of the Shares as directed or recommended by the Board and any Additional Shares against certain unsolicited, third-party proposals; preemptive rights; and certain transfer and hedging restrictions.

The closing of the Investment is subject to customary closing conditions, including the execution and delivery by the Company of a Registration Rights Agreement relating to the Shares and the Additional Shares and relevant regulatory approvals.

The description of the SPA above is qualified in its entirety by reference to the full text of the SPA filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 3.02 Sale of Unregistered Securities.

The information set forth in Item 1.01 above is hereby incorporated by reference in this Item 3.02. Exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), for the sale of the shares to Lavazza was based on Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Common Stock Purchase Agreement, dated as of August 10, 2010, by and between Green Mountain Coffee Roasters, Inc. and Luigi Lavazza S.p.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Frances G. Rathke
Frances G. Rathke Chief Financial Officer

Date: August 10, 2010

EXHIBIT INDEX

10.1	Common Stock Purchase Agreement, dated as of August 10, 2010, by and between Green Mountain Coffee Roasters, Inc. and Luigi Lavazza S.p.A.